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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported):  March 8, 1999

                          Edison Brothers Stores, Inc.
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               (Exact Name of Registrant as specified in Charter)

        Delaware                    1-1394                    43-0254900
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(State of Incorporation)   (Commission File Number)         (IRS Employer
                                                         Identification No.)

                               501 North Broadway
                            St. Louis, Missouri 63102
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           (Address of principal executive offices including zip code)

                                 (314) 331-6000
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              (Registrant's telephone number, including area code)


                                       N/A
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          (Former name or former address, if changed since last report)

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Item 3.  Bankruptcy or Receivership

         On March 9, 1999, Edison Brothers Stores, Inc. and seven affiliated companies (the "Company") filed in the United States Bankruptcy Court for the District of Delaware a voluntary petition for reorganization under Chapter 11 of title 11 of United States Code, case number 99-529 (the "Chapter 11 Filing"). The Company continues in possession of its properties and is operating and managing its business as debtor-in-possession subject to Court approval for certain actions of the Company.

A copy of the press release issued by the Company on March 8, 1999, reporting the Chapter 11 Filing is filed as Exhibit 99 hereto.


Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits

         Exhibit No.     Description
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         Exhibit 99     Press Release dated March 8, 1999 issued by Registrant.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            EDISON BROTHERS STORES, INC.

Date: March 16, 1999                        By:     /S/ John F. Burtelow
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                                                  John F. Burtelow
                                                  Chief Financial Officer